UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
February 28, 2017
Columbia Global Equity Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Global Equity Value Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Equity Value Fund   |  Annual Report 2017

Columbia Global Equity Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Global Equity Value Fund (the Fund) seeks to provide shareholders with growth of capital and income.
Portfolio management
Fred Copper, CFA
Co-manager
Managed Fund since January 2016
Melda Mergen, CFA, CAIA
Co-manager
Managed Fund since January 2016
Peter Santoro, CFA
Co-manager
Managed Fund since January 2016
Peter Schroeder, CFA
Co-manager
Managed Fund since July 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/20/95	20.08	8.57	4.17
	Including sales charges		13.17	7.30	3.56
Class B	Excluding sales charges	05/14/84	19.26	7.77	3.40
	Including sales charges		14.26	7.47	3.40
Class C	Excluding sales charges	06/26/00	19.32	7.78	3.40
	Including sales charges		18.32	7.78	3.40
Class I		03/04/04	20.79	9.07	4.63
Class K		03/20/95	20.25	8.72	4.34
Class R		12/11/06	19.82	8.30	3.94
Class R4		12/11/06	20.49	8.82	4.31
Class R5		12/11/06	20.64	8.96	4.58
Class W		12/01/06	20.14	8.56	4.15
Class Y *		02/28/13	20.61	8.96	4.36
Class Z *		09/27/10	20.45	8.85	4.35
MSCI World Value Index (Net)			24.42	9.07	3.01
MSCI World Index (Net)			21.26	9.41	4.29
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Prior to March 27, 2017, Class W shares were sold without a sales charge and, therefore, the returns shown for Class W shares do not reflect any sales charge. Effective March 27, 2017, Class W shares are renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the oldest share class of the Fund, Class B, are no longer available, Class A shares of the Fund were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI World Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. With 819 constituents, the index targets 50% coverage of the free float-adjusted market capitalization of the MSCI World Index.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Value Index (Net) and the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Equity Value Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Equity Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Exxon Mobil Corp. (United States)	2.9
JPMorgan Chase & Co. (United States)	2.8
Citigroup, Inc. (United States)	2.8
BlackRock, Inc. (United States)	2.0
Morgan Stanley (United States)	2.0
Microsoft Corp. (United States)	1.8
Philip Morris International, Inc. (United States)	1.8
Berkshire Hathaway, Inc., Class B (United States)	1.7
Schlumberger Ltd. (United States)	1.7
American Tower Corp. (United States)	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	11.2
Consumer Staples	7.1
Energy	12.0
Financials	27.6
Health Care	8.0
Industrials	8.7
Information Technology	10.3
Materials	5.1
Real Estate	5.7
Telecommunication Services	1.8
Utilities	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Global Equity Value Fund | Annual Report 2017

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2017)
Canada	1.0
Finland	1.6
France	5.5
Germany	2.0
Israel	0.5
Japan	9.6
Netherlands	1.9
Norway	1.5
Singapore	1.1
South Korea	2.0
Spain	2.4
Country breakdown (%) (at February 28, 2017)
Sweden	0.9
United Kingdom	7.3
United States(a)	62.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At February 28, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

Columbia Global Equity Value Fund | Annual Report 2017	5

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 20.08% excluding sales charges. While the Fund posted a robust absolute gain, it underperformed the MSCI World Value Index (Net), which returned 24.42%, as well as the broader MSCI World Index (Net), which returned 21.26% for the same period. Stock selection overall was the primary detractor from the Fund’s results relative to the MSCI World Value Index (Net).
Global equity markets surged amid shifting expectations
Overall, global equities surged during the period amid shifting expectations driven by three main factors. First, oil prices and corporate profit expectations began to rebound in mid-February 2016 following the worst start to a new year on record for many stock indices. In turn, following double-digit declines in the prior fiscal year, the global equity market recovery during the 12 months ended February 28, 2017 was led by cyclically-sensitive parts of the market, particularly commodity-centric stocks. Second, Brexit, the popular term for the late-June 2016 decision by the United Kingdom to exit the European Union, was a major shock to markets and led to a dramatic, albeit short-lived, sell-off within the context of the broader global market recovery. However, investors, especially in the United States, quickly refocused on economic improvement, which helped propel stocks out of their bear market and steadily higher through the summer months. As interest rates rose in the second half of 2016, the attractiveness of many “bond proxy” stocks, which had been favored earlier in the calendar year, diminished, and investors began looking for beneficiaries of higher interest rates and improved economic growth, creating a significant change in market leadership that favored the financials, energy and industrials sectors. The third main factor driving the global equity markets during the period was the election of Donald Trump as president of the United States. In the six weeks prior to the November 2016 U.S. elections, stocks had weakened again, as profit growth expectations and oil prices stalled. Campaign rhetoric also became unsettling for many investors. Late in the evening on November 8, 2016, when it became clear Donald Trump would pull off a major upset, stock futures traded sharply lower. This was widely expected, since stocks regularly fell when Trump ticked up in the polls. However, to the surprise of most, shortly after the market opened for trading on November 9, stocks began a sharp and sustained move higher through the end of the period, as the election’s and then administration’s implications for policy stoked investors’ expectations for economic growth led by heavy infrastructure spending, lower taxes and reduced regulatory burden.
Stock selection hampered results most
Compared to the MSCI World Value Index (Net), the Fund’s results lagged, hampered primarily by stock selection. Sector and country allocation as a whole also detracted, though modestly. From a broad perspective, the Fund had a bias toward more growth-oriented stocks, which dampened results, as value-oriented stocks performed significantly better during the period.
Stock selection in the financials, consumer discretionary and energy sectors detracted most from the Fund’s results. Within financials, having an emphasis on non-U.S. financials relative to U.S. financials, the latter of which outperformed during the period, especially hurt. Having an overweight allocation to consumer discretionary, which substantially lagged the MSCI World Value Index (Net) during the period, further dampened results. Such detractors from the Fund’s relative results were partially offset by effective stock selection in the utilities and health care sectors, which contributed positively. Having underweight allocations to utilities and telecommunication services, both of which underperformed the MSCI World Value Index (Net) during the period, also boosted relative results. Interest rate-sensitive and traditionally defensive stocks, such as those of the utilities and telecommunication services sectors, were comparatively weak during the period amid rising U.S. and global interest rates.
Among the biggest individual stock detractors from the Fund’s relative performance were U.S. integrated pharmacy health care provider CVS Health, Singapore-based maritime transportation solutions provider to the energy industry BW LPG and China-based online services company 58.com. CVS Health disappointed, as the company lowered its expectations for 2017 earnings, citing increased competitive pressures and the loss of two sizable and profitable contracts. BW LPG, though classified as an energy stock, saw its share price drop dramatically. Relative pricing of liquefied petroleum gas (LPG) transported between the U.S. and Asia, a major driver of shipped volumes, turned unfavorable, putting downward pressure on an industry highly levered to operational and financial efficiencies. Shares of 58.com declined due to its online real estate segment, which suffered as a result of a government-imposed slowdown on property transactions.
Among the Fund’s top contributors were several U.S.-based holdings in the financials sector, including Morgan Stanley and Citizens Financial Group, which each benefited from expectations for higher interest rates going forward and anticipation of less regulatory pressure under a new presidential administration. A significant rebound in oil prices boosted the energy
6	Columbia Global Equity Value Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
sector and also produced several of the Fund’s top contributors during the period. Included among these was oil and natural gas producer EOG Resources, which saw its share price rise given what many investors consider to be its best-in-class execution, impressive production gains and steady profit margins. Another strong contributor to the Fund’s results during the period was Covestro, a German chemicals company that was spun out of Bayer in 2015. Covestro benefited during the period from strong cyclical demand for its polymers and high performance plastics products as well as from a multiple re-rating based on the market’s reappraisal of the stability of the company’s earnings generation.
Bottom-up stock selection drove shifts in positioning
Based on bottom-up stock selection, the Fund’s exposure to energy and consumer discretionary increased modestly and its allocations to financials and industrials decreased modestly relative to the MSCI World Value Index (Net).
With these active management decisions and stock appreciation and depreciation, the Fund was overweight consumer discretionary, real estate, energy and information technology; underweight utilities, telecommunication services, financials and health care; and rather neutrally weighted to consumer staples, materials and industrials relative to the MSCI World Value Index (Net) at the end of the period.
Derivatives usage
The Fund used currency forwards to help neutralize the currency effect of investing in foreign countries and to more efficiently and effectively shift the Fund’s currency exposure to align with that of the MSCI World Value Index (Net). The use of the currency forwards was not designed to add value but did have a modestly positive impact on the Fund’s performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
Columbia Global Equity Value Fund | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,088.90	1,018.89	6.16	5.96	1.19
Class B	1,000.00	1,000.00	1,085.10	1,015.17	10.03	9.69	1.94
Class C	1,000.00	1,000.00	1,085.80	1,015.17	10.03	9.69	1.94
Class I	1,000.00	1,000.00	1,092.00	1,021.03	3.94	3.81	0.76
Class K	1,000.00	1,000.00	1,090.10	1,019.54	5.49	5.31	1.06
Class R	1,000.00	1,000.00	1,087.70	1,017.65	7.45	7.20	1.44
Class R4	1,000.00	1,000.00	1,090.70	1,020.13	4.87	4.71	0.94
Class R5	1,000.00	1,000.00	1,091.90	1,020.73	4.25	4.11	0.82
Class W	1,000.00	1,000.00	1,089.10	1,018.89	6.16	5.96	1.19
Class Y	1,000.00	1,000.00	1,091.70	1,020.98	3.99	3.86	0.77
Class Z	1,000.00	1,000.00	1,091.00	1,020.13	4.87	4.71	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
8	Columbia Global Equity Value Fund | Annual Report 2017

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.4%
Issuer	Shares	Value ($)
Canada 1.0%
Suncor Energy, Inc.	244,810	7,669,897
Finland 1.6%
UPM-Kymmene OYJ	534,943	12,711,492
France 5.5%
Aperam SA	103,816	5,280,265
AXA SA	519,056	12,245,998
BNP Paribas SA	220,906	12,901,947
Casino Guichard Perrachon SA	127,739	6,754,829
CNP Assurances	391,466	7,251,360
Total		44,434,399
Germany 2.0%
Allianz SE, Registered Shares	55,333	9,625,363
Duerr AG	75,868	6,294,932
Total		15,920,295
Israel 0.5%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	2,243,628	4,005,378
Japan 9.6%
Fuji Heavy Industries Ltd.	235,700	8,819,268
Hitachi Capital Corp.	191,800	4,956,258
Hoya Corp.	176,600	7,995,613
ITOCHU Corp.	759,300	10,995,773
Mitsui Chemicals, Inc.	1,151,000	5,857,126
Nippon Telegraph & Telephone Corp.	246,600	10,431,013
Nishi-Nippon Financial Holdings, Inc.(a)	301,400	3,271,624
ORIX Corp.	614,201	9,557,015
Starts Corp., Inc.	291,600	6,266,976
Sumitomo Mitsui Financial Group, Inc.	232,900	9,073,132
Total		77,223,798
Netherlands 1.9%
ING Groep NV	661,852	9,125,671
Koninklijke Ahold Delhaize NV	296,265	6,296,092
Total		15,421,763
Norway 1.5%
BW LPG Ltd.	1,637,022	7,996,189
Kongsberg Automotive ASA(a)	5,674,488	3,797,206
Total		11,793,395
Common Stocks (continued)
Issuer	Shares	Value ($)
Singapore 1.1%
DBS Group Holdings Ltd.	681,500	9,101,463
South Korea 2.0%
Hyundai Home Shopping Network Corp.	67,447	6,829,699
Youngone Corp.	328,139	9,316,549
Total		16,146,248
Spain 2.4%
ACS Actividades de Construccion y Servicios SA	375,528	11,785,837
Endesa SA	332,963	7,088,327
Total		18,874,164
Sweden 0.9%
Hemfosa Fastigheter AB	745,019	6,924,766
United Kingdom 7.3%
BP PLC, ADR	219,503	7,445,542
Inchcape PLC	937,276	8,728,459
Intermediate Capital Group PLC	813,010	7,162,648
John Wood Group PLC	504,622	4,730,641
Legal & General Group PLC	3,832,888	11,809,248
Paysafe Group PLC(a)	1,352,054	7,096,657
Royal Dutch Shell PLC, Class A	465,746	12,017,868
Total		58,991,063
United States 61.1%
AbbVie, Inc.	95,580	5,910,667
Aetna, Inc.	76,643	9,868,553
Alexion Pharmaceuticals, Inc.(a)	13,090	1,718,063
Alphabet, Inc., Class C(a)	10,136	8,344,057
Altria Group, Inc.	124,923	9,359,231
American Tower Corp.	112,600	12,925,354
Apple, Inc.	68,630	9,401,624
Berkshire Hathaway, Inc., Class B(a)	78,148	13,396,130
Biogen, Inc.(a)	6,490	1,873,014
BioMarin Pharmaceutical, Inc.(a)	23,570	2,213,930
BlackRock, Inc.	41,140	15,940,104
Booz Allen Hamilton Holdings Corp.	211,370	7,560,705
Carlisle Companies, Inc.	73,280	7,569,824
Cisco Systems, Inc.	271,904	9,293,679
Citigroup, Inc.	379,108	22,674,449
Citizens Financial Group, Inc.	320,865	11,990,725

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Comcast Corp., Class A	232,866	8,713,846
Delta Air Lines, Inc.	123,704	6,176,541
DISH Network Corp., Class A(a)	178,056	11,039,472
Duke Realty Corp.	344,040	8,821,186
Eastman Chemical Co.	105,358	8,454,979
EOG Resources, Inc.	102,447	9,936,335
Equity LifeStyle Properties, Inc.	115,490	9,195,314
Exxon Mobil Corp.	285,173	23,190,268
General Mills, Inc.	126,560	7,640,427
Home Depot, Inc. (The)	61,614	8,928,485
Honeywell International, Inc.	68,554	8,534,973
Invesco Ltd.	373,910	12,036,163
Johnson & Johnson	101,520	12,406,759
JPMorgan Chase & Co.	251,691	22,808,238
L-3 Communications Corp.	53,510	9,006,803
Lam Research Corp.	78,243	9,274,925
Leidos Holdings, Inc.	156,565	8,344,915
MasterCard, Inc., Class A	76,964	8,501,443
Microsoft Corp.	230,605	14,754,108
Morgan Stanley	346,640	15,831,049
PepsiCo, Inc.	116,371	12,845,031
PG&E Corp.	190,452	12,712,671
Philip Morris International, Inc.	128,194	14,018,014
PPG Industries, Inc.	81,330	8,330,632
PVH Corp.	73,570	6,739,012
Quotient Ltd.(a)	516,177	3,535,812
Common Stocks (continued)
Issuer	Shares	Value ($)
Schlumberger Ltd.	165,724	13,317,581
Simon Property Group, Inc.	42,460	7,829,624
Thermo Fisher Scientific, Inc.	54,032	8,519,766
TJX Companies, Inc. (The)	130,463	10,234,822
United Parcel Service, Inc., Class B	88,900	9,402,064
Vertex Pharmaceuticals, Inc.(a)	24,070	2,181,223
Zimmer Biomet Holdings, Inc.	68,110	7,974,319
Total		491,276,909
Total Common Stocks (Cost $669,028,323)		790,495,030

Convertible Preferred Stocks 1.2%
Issuer	Coupon Rate	Shares	Value ($)
United States 1.2%
Hess Corp.	8.000%	149,000	9,261,840
Total Convertible Preferred Stocks (Cost $8,007,796)			9,261,840

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(b),(c)	3,334,685	3,334,685
Total Money Market Funds (Cost $3,334,685)		3,334,685
Total Investments (Cost $680,370,804)		803,091,555
Other Assets and Liabilities, Net		370,027
Net Assets		$803,461,582

Investments in derivatives
Forward foreign currency exchange contracts open at February 28, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
BNP Paribas	04/12/2017	10,578,000 EUR	11,289,159 USD	60,696	—
BNP Paribas	04/12/2017	4,514,000 GBP	5,650,174 USD	43,006	—
BNP Paribas	04/12/2017	6,009,000 ILS	1,618,817 USD	—	(33,386)
BNP Paribas	04/12/2017	549,818,000 JPY	4,848,996 USD	—	(54,001)
BNP Paribas	04/12/2017	17,339,458,000 KRW	15,204,049 USD	—	(87,966)
BNP Paribas	04/12/2017	73,822,000 NOK	8,869,425 USD	61,004	—
BNP Paribas	04/12/2017	5,710,000 SGD	4,026,798 USD	—	(48,809)
BNP Paribas	04/12/2017	22,536,854 USD	29,281,000 AUD	—	(108,960)
BNP Paribas	04/12/2017	20,184,888 USD	26,289,000 CAD	—	(385,659)
BNP Paribas	04/12/2017	15,381,528 USD	15,330,000 CHF	—	(79,557)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Equity Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Investments in derivatives  (continued)
Forward foreign currency exchange contracts open at February 28, 2017 (continued)
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
BNP Paribas	04/12/2017	2,425,719 USD	16,893,000 DKK	—	(13,152)
BNP Paribas	04/12/2017	3,227,090 USD	28,633,000 SEK	—	(48,097)
Total				164,706	(859,587)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	6,592,599	154,627,188	(157,885,102)	3,334,685	97	25,718	3,334,685
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Canada	7,669,897	—	—	—	7,669,897
Finland	—	12,711,492	—	—	12,711,492
France	—	44,434,399	—	—	44,434,399
Germany	—	15,920,295	—	—	15,920,295
Israel	—	4,005,378	—	—	4,005,378
Japan	—	77,223,798	—	—	77,223,798
Netherlands	—	15,421,763	—	—	15,421,763
Norway	—	11,793,395	—	—	11,793,395
Singapore	—	9,101,463	—	—	9,101,463
South Korea	—	16,146,248	—	—	16,146,248
Spain	—	18,874,164	—	—	18,874,164
Sweden	—	6,924,766	—	—	6,924,766
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Equity Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
United Kingdom	7,445,542	51,545,521	—	—	58,991,063
United States	491,276,909	—	—	—	491,276,909
Total Common Stocks	506,392,348	284,102,682	—	—	790,495,030
Convertible Preferred Stocks
United States	9,261,840	—	—	—	9,261,840
Total Convertible Preferred Stocks	9,261,840	—	—	—	9,261,840
Money Market Funds	—	—	—	3,334,685	3,334,685
Total Investments	515,654,188	284,102,682	—	3,334,685	803,091,555
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	164,706	—	—	164,706
Liability
Forward Foreign Currency Exchange Contracts	—	(859,587)	—	—	(859,587)
Total	515,654,188	283,407,801	—	3,334,685	802,396,674
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2017	13

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$677,036,119
Affiliated issuers, at cost	3,334,685
Total investments, at cost	680,370,804
Investments, at value
Unaffiliated issuers, at value	799,756,870
Affiliated issuers, at value	3,334,685
Total investments, at value	803,091,555
Unrealized appreciation on forward foreign currency exchange contracts	164,706
Receivable for:
Investments sold	851,733
Capital shares sold	30,361
Regulatory settlements (Note 6)	537,100
Dividends	1,297,322
Foreign tax reclaims	283,866
Prepaid expenses	2,252
Total assets	806,258,895
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	859,587
Payable for:
Investments purchased	401,882
Capital shares purchased	1,131,855
Management services fees	15,478
Distribution and/or service fees	5,376
Transfer agent fees	69,874
Plan administration fees	119
Compensation of board members	221,564
Compensation of chief compliance officer	176
Other expenses	91,402
Total liabilities	2,797,313
Net assets applicable to outstanding capital stock	$803,461,582
Represented by
Paid in capital	725,843,409
Undistributed net investment income	1,785,344
Accumulated net realized loss	(46,184,874)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	122,720,751
Foreign currency translations	(8,167)
Forward foreign currency exchange contracts	(694,881)
Total - representing net assets applicable to outstanding capital stock	$803,461,582
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Equity Value Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$688,572,359
Shares outstanding	56,006,845
Net asset value per share	$12.29
Maximum offering price per share(a)	$13.04
Class B
Net assets	$2,071,667
Shares outstanding	167,386
Net asset value per share	$12.38
Class C
Net assets	$21,016,710
Shares outstanding	1,728,841
Net asset value per share	$12.16
Class I
Net assets	$2,542
Shares outstanding	213
Net asset value per share(b)	$11.96
Class K
Net assets	$327,578
Shares outstanding	26,542
Net asset value per share	$12.34
Class R
Net assets	$844,999
Shares outstanding	68,869
Net asset value per share	$12.27
Class R4
Net assets	$191,299
Shares outstanding	15,494
Net asset value per share	$12.35
Class R5
Net assets	$300,594
Shares outstanding	24,468
Net asset value per share	$12.29
Class W
Net assets	$7,457
Shares outstanding	602
Net asset value per share(b)	$12.38
Class Y
Net assets	$12,263
Shares outstanding	1,022
Net asset value per share	$12.00
Class Z
Net assets	$90,114,114
Shares outstanding	7,320,610
Net asset value per share	$12.31

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2017	15

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$27,848,089
Dividends — affiliated issuers	25,718
Foreign taxes withheld	(1,332,541)
Total income	26,541,266
Expenses:
Management services fees	5,677,091
Distribution and/or service fees
Class A	1,718,701
Class B	30,963
Class C	212,589
Class R	4,468
Class W	19
Transfer agent fees
Class A	1,233,137
Class B	5,605
Class C	38,154
Class K	2,097
Class R	1,603
Class R4	305
Class R5	135
Class W	14
Class Y	1
Class Z	158,518
Plan administration fees
Class K	10,084
Compensation of board members	82,782
Custodian fees	60,179
Printing and postage fees	124,523
Registration fees	135,359
Audit fees	31,102
Legal fees	14,493
Compensation of chief compliance officer	177
Other	81,134
Total expenses	9,623,233
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(29,250)
Expense reduction	(9,510)
Total net expenses	9,584,473
Net investment income	16,956,793
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	39,546,066
Investments — affiliated issuers	97
Foreign currency translations	(132,632)
Forward foreign currency exchange contracts	2,339,484
Options purchased	(399,144)
Net realized gain	41,353,871
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	92,008,427
Foreign currency translations	7,089
Forward foreign currency exchange contracts	(958,222)
Net change in unrealized appreciation (depreciation)	91,057,294
Net realized and unrealized gain	132,411,165
Net increase in net assets resulting from operations	$149,367,958
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Equity Value Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
Operations
Net investment income	$16,956,793	$14,116,374
Net realized gain (loss)	41,353,871	(49,954,968)
Net change in unrealized appreciation (depreciation)	91,057,294	(122,761,193)
Net increase (decrease) in net assets resulting from operations	149,367,958	(158,599,787)
Distributions to shareholders
Net investment income
Class A	(16,159,562)	(17,384,806)
Class B	(47,672)	(87,420)
Class C	(345,986)	(363,864)
Class I	(72,499)	(315,473)
Class K	(105,464)	(100,575)
Class R	(18,964)	(20,471)
Class R4	(4,408)	(4,810)
Class R5	(6,652)	(2,757)
Class W	(174)	(280)
Class Y	(158)	(62)
Class Z	(2,297,504)	(2,436,437)
Net realized gains
Class A	—	(17,975,933)
Class B	—	(145,977)
Class C	—	(587,278)
Class I	—	(166,259)
Class K	—	(97,361)
Class R	—	(24,139)
Class R4	—	(4,340)
Class R5	—	(1,774)
Class W	—	(287)
Class Y	—	(53)
Class Z	—	(2,247,534)
Total distributions to shareholders	(19,059,043)	(41,967,890)
Decrease in net assets from capital stock activity	(132,772,466)	(45,935,003)
Proceeds from regulatory settlements (Note 6)	—	537,100
Total decrease in net assets	(2,463,551)	(245,965,580)
Net assets at beginning of year	805,925,133	1,051,890,713
Net assets at end of year	$803,461,582	$805,925,133
Undistributed net investment income	$1,785,344	$1,729,009
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	1,094,097	12,510,011	1,675,355	20,003,173
Distributions reinvested	1,307,036	14,868,308	2,652,106	32,429,549
Redemptions	(10,543,287)	(120,916,578)	(9,008,888)	(107,836,493)
Net decrease	(8,142,154)	(93,538,259)	(4,681,427)	(55,403,771)
Class B
Subscriptions	252	2,876	3,276	41,004
Distributions reinvested	3,993	45,716	17,762	220,484
Redemptions (a)	(216,430)	(2,506,133)	(383,594)	(4,714,426)
Net decrease	(212,185)	(2,457,541)	(362,556)	(4,452,938)
Class C
Subscriptions	59,316	673,171	128,920	1,536,492
Distributions reinvested	26,088	294,572	67,237	815,144
Redemptions	(412,439)	(4,667,228)	(418,552)	(4,968,268)
Net decrease	(327,035)	(3,699,485)	(222,395)	(2,616,632)
Class I
Subscriptions	—	—	1,949,302	23,746,789
Distributions reinvested	6,663	72,432	42,908	481,606
Redemptions	(1,841,598)	(20,234,257)	(157,275)	(1,783,736)
Net increase (decrease)	(1,834,935)	(20,161,825)	1,834,935	22,444,659
Class K
Subscriptions	47,647	557,331	50,794	584,975
Distributions reinvested	9,243	105,409	16,148	197,829
Redemptions	(414,969)	(4,943,143)	(43,202)	(529,080)
Net increase (decrease)	(358,079)	(4,280,403)	23,740	253,724
Class R
Subscriptions	11,512	131,068	17,533	207,204
Distributions reinvested	1,472	16,718	3,431	41,832
Redemptions	(23,505)	(270,825)	(27,500)	(309,584)
Net decrease	(10,521)	(123,039)	(6,536)	(60,548)
Class R4
Subscriptions	8,674	99,325	3,662	42,159
Distributions reinvested	381	4,350	739	9,051
Redemptions	(3,576)	(42,815)	(9,977)	(103,823)
Net increase (decrease)	5,479	60,860	(5,576)	(52,613)
Class R5
Subscriptions	11,288	127,243	17,964	222,046
Distributions reinvested	579	6,591	378	4,416
Redemptions	(5,499)	(60,827)	(2,179)	(27,380)
Net increase	6,368	73,007	16,163	199,082
Class W
Distributions reinvested	11	123	38	466
Redemptions	(429)	(4,856)	(64)	(668)
Net decrease	(418)	(4,733)	(26)	(202)
Class Y
Subscriptions	1,772	19,806	—	—
Distributions reinvested	8	95	—	—
Redemptions	(952)	(10,419)	—	—
Net increase	828	9,482	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Equity Value Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	484,075	5,587,398	323,821	3,931,574
Distributions reinvested	157,207	1,788,596	295,614	3,614,473
Redemptions	(1,388,863)	(16,026,524)	(1,145,146)	(13,791,811)
Net decrease	(747,581)	(8,650,530)	(525,711)	(6,245,764)
Total net decrease	(11,620,233)	(132,772,466)	(3,929,389)	(45,935,003)

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Equity Value Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2017	$10.48	0.24	1.84	2.08	(0.27)	—
2/29/2016	$13.00	0.18	(2.17)	(1.99)	(0.26)	(0.27)
2/28/2015	$13.78	0.22	0.97	1.19	(0.16)	(1.81)
2/28/2014	$11.82	0.14	2.45	2.59	(0.14)	(0.49)
2/28/2013	$10.72	0.15	1.11	1.26	(0.16)	—
Class B
2/28/2017	$10.55	0.17	1.85	2.02	(0.19)	—
2/29/2016	$13.08	0.08	(2.17)	(2.09)	(0.17)	(0.27)
2/28/2015	$13.85	0.11	0.99	1.10	(0.06)	(1.81)
2/28/2014	$11.89	0.04	2.45	2.49	(0.04)	(0.49)
2/28/2013	$10.77	0.07	1.13	1.20	(0.08)	—
Class C
2/28/2017	$10.36	0.15	1.84	1.99	(0.19)	—
2/29/2016	$12.86	0.09	(2.15)	(2.06)	(0.17)	(0.27)
2/28/2015	$13.65	0.12	0.96	1.08	(0.06)	(1.81)
2/28/2014	$11.72	0.05	2.41	2.46	(0.04)	(0.49)
2/28/2013	$10.62	0.07	1.11	1.18	(0.08)	—
Class I
2/28/2017	$10.19	0.42	1.67	2.09	(0.32)	—
2/29/2016	$12.67	0.19	(2.08)	(1.89)	(0.32)	(0.27)
2/28/2015	$13.47	0.26	0.97	1.23	(0.22)	(1.81)
2/28/2014	$11.59	0.20	2.38	2.58	(0.21)	(0.49)
2/28/2013	$10.51	0.19	1.10	1.29	(0.21)	—
Class K
2/28/2017	$10.52	0.26	1.84	2.10	(0.28)	—
2/29/2016	$13.05	0.20	(2.18)	(1.98)	(0.28)	(0.27)
2/28/2015	$13.82	0.24	0.98	1.22	(0.18)	(1.81)
2/28/2014	$11.86	0.16	2.45	2.61	(0.16)	(0.49)
2/28/2013	$10.75	0.17	1.12	1.29	(0.18)	—
Class R
2/28/2017	$10.46	0.21	1.84	2.05	(0.24)	—
2/29/2016	$12.98	0.15	(2.17)	(2.02)	(0.23)	(0.27)
2/28/2015	$13.76	0.19	0.97	1.16	(0.13)	(1.81)
2/28/2014	$11.82	0.12	2.43	2.55	(0.12)	(0.49)
2/28/2013	$10.72	0.13	1.11	1.24	(0.14)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Equity Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.27)	$12.29	20.08%	1.19%	1.19% (c)	2.07%	36%	$688,572
(0.53)	$10.48	(15.81%) (d)	1.18%	1.18% (c)	1.48%	143%	$672,100
(1.97)	$13.00	9.06%	1.17%	1.17% (c)	1.66%	61%	$894,934
(0.63)	$13.78	22.21%	1.19%	1.18% (c)	1.06%	61%	$925,249
(0.16)	$11.82	11.94%	1.26%	1.16% (c)	1.41%	49%	$587,324

(0.19)	$12.38	19.26%	1.94%	1.94% (c)	1.45%	36%	$2,072
(0.44)	$10.55	(16.42%) (d)	1.93%	1.93% (c)	0.65%	143%	$4,003
(1.87)	$13.08	8.27%	1.91%	1.91% (c)	0.79%	61%	$9,711
(0.53)	$13.85	21.16%	1.94%	1.93% (c)	0.32%	61%	$15,807
(0.08)	$11.89	11.18%	2.00%	1.91% (c)	0.63%	49%	$12,730

(0.19)	$12.16	19.32%	1.94%	1.94% (c)	1.33%	36%	$21,017
(0.44)	$10.36	(16.47%) (d)	1.93%	1.93% (c)	0.71%	143%	$21,304
(1.87)	$12.86	8.25%	1.92%	1.92% (c)	0.90%	61%	$29,304
(0.53)	$13.65	21.23%	1.93%	1.93% (c)	0.39%	61%	$31,265
(0.08)	$11.72	11.20%	2.01%	1.91% (c)	0.66%	49%	$4,147

(0.32)	$11.96	20.79%	0.76%	0.76%	3.83%	36%	$3
(0.59)	$10.19	(15.50%) (d)	0.75%	0.75%	1.71%	143%	$18,705
(2.03)	$12.67	9.66%	0.69%	0.69%	1.92%	61%	$3
(0.70)	$13.47	22.63%	0.69%	0.69%	1.57%	61%	$16
(0.21)	$11.59	12.46%	0.78%	0.75%	1.83%	49%	$10

(0.28)	$12.34	20.25%	1.06%	1.06%	2.26%	36%	$328
(0.55)	$10.52	(15.70%) (d)	1.04%	1.04%	1.63%	143%	$4,045
(1.99)	$13.05	9.25%	1.03%	1.03%	1.81%	61%	$4,710
(0.65)	$13.82	22.31%	1.04%	1.04%	1.22%	61%	$4,514
(0.18)	$11.86	12.13%	1.08%	1.05%	1.55%	49%	$3,394

(0.24)	$12.27	19.82%	1.44%	1.44% (c)	1.82%	36%	$845
(0.50)	$10.46	(16.04%) (d)	1.43%	1.43% (c)	1.25%	143%	$830
(1.94)	$12.98	8.80%	1.42%	1.42% (c)	1.46%	61%	$1,115
(0.61)	$13.76	21.88%	1.43%	1.43% (c)	0.87%	61%	$992
(0.14)	$11.82	11.68%	1.51%	1.41%	1.18%	49%	$38
Columbia Global Equity Value Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
2/28/2017	$10.52	0.26	1.87	2.13	(0.30)	—
2/29/2016	$13.05	0.19	(2.15)	(1.96)	(0.30)	(0.27)
2/28/2015	$13.82	0.26	0.97	1.23	(0.19)	(1.81)
2/28/2014	$11.86	0.19	2.43	2.62	(0.17)	(0.49)
2/28/2013	$10.74	0.15	1.13	1.28	(0.16)	—
Class R5
2/28/2017	$10.47	0.27	1.86	2.13	(0.31)	—
2/29/2016	$13.00	0.20	(2.15)	(1.95)	(0.31)	(0.27)
2/28/2015	$13.78	0.30	0.94	1.24	(0.21)	(1.81)
2/28/2014	$11.83	0.17	2.46	2.63	(0.19)	(0.49)
2/28/2013	$10.73	0.19	1.11	1.30	(0.20)	—
Class W
2/28/2017	$10.55	0.24	1.86	2.10	(0.27)	—
2/29/2016	$13.09	0.18	(2.18)	(2.00)	(0.27)	(0.27)
2/28/2015	$13.86	0.22	0.98	1.20	(0.16)	(1.81)
2/28/2014	$11.89	0.14	2.46	2.60	(0.14)	(0.49)
2/28/2013	$10.76	0.15	1.12	1.27	(0.14)	—
Class Y
2/28/2017	$10.24	0.26	1.82	2.08	(0.32)	—
2/29/2016	$12.71	0.23	(2.11)	(1.88)	(0.32)	(0.27)
2/28/2015	$13.52	0.27	0.95	1.22	(0.22)	(1.81)
2/28/2014 (e)	$11.61	0.19	2.41	2.60	(0.20)	(0.49)
Class Z
2/28/2017	$10.49	0.27	1.85	2.12	(0.30)	—
2/29/2016	$13.02	0.21	(2.17)	(1.96)	(0.30)	(0.27)
2/28/2015	$13.79	0.26	0.97	1.23	(0.19)	(1.81)
2/28/2014	$11.84	0.19	2.42	2.61	(0.17)	(0.49)
2/28/2013	$10.73	0.18	1.12	1.30	(0.19)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.
(e)	Class Y shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Equity Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.30)	$12.35	20.49%	0.94%	0.94% (c)	2.21%	36%	$191
(0.57)	$10.52	(15.61%) (d)	0.93%	0.93% (c)	1.56%	143%	$105
(2.00)	$13.05	9.38%	0.92%	0.92% (c)	1.93%	61%	$203
(0.66)	$13.82	22.45%	0.94%	0.93% (c)	1.42%	61%	$105
(0.16)	$11.86	12.03%	1.21%	1.15%	1.43%	49%	$8

(0.31)	$12.29	20.64%	0.82%	0.82%	2.37%	36%	$301
(0.58)	$10.47	(15.55%) (d)	0.79%	0.79%	1.75%	143%	$190
(2.02)	$13.00	9.48%	0.79%	0.79%	2.23%	61%	$25
(0.68)	$13.78	22.59%	0.78%	0.78%	1.32%	61%	$22
(0.20)	$11.83	12.34%	0.83%	0.80%	1.78%	49%	$1,149

(0.27)	$12.38	20.14%	1.19%	1.19% (c)	2.05%	36%	$7
(0.54)	$10.55	(15.84%) (d)	1.17%	1.17% (c)	1.49%	143%	$11
(1.97)	$13.09	9.08%	1.16%	1.16% (c)	1.65%	61%	$14
(0.63)	$13.86	22.16%	1.19%	1.18% (c)	1.08%	61%	$19
(0.14)	$11.89	11.92%	1.26%	1.16%	1.38%	49%	$13

(0.32)	$12.00	20.61%	0.77%	0.77%	2.29%	36%	$12
(0.59)	$10.24	(15.38%) (d)	0.71%	0.71%	1.95%	143%	$2
(2.03)	$12.71	9.50%	0.72%	0.72%	2.01%	61%	$2
(0.69)	$13.52	22.76%	0.72%	0.72%	1.46%	61%	$6

(0.30)	$12.31	20.45%	0.94%	0.94% (c)	2.31%	36%	$90,114
(0.57)	$10.49	(15.65%) (d)	0.93%	0.93% (c)	1.72%	143%	$84,630
(2.00)	$13.02	9.41%	0.92%	0.92% (c)	1.91%	61%	$111,869
(0.66)	$13.79	22.40%	0.93%	0.93% (c)	1.41%	61%	$115,642
(0.19)	$11.84	12.32%	1.01%	0.91% (c)	1.68%	49%	$785
Columbia Global Equity Value Fund | Annual Report 2017	23

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Global Equity Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges, however this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Effective March 27, 2017, Class W shares are no longer offered for sale. Class W shares, when available, were not subject to sales charges and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Effective March 27, 2017, Class W shares were renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
24	Columbia Global Equity Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Global Equity Value Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
February 28, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
26	Columbia Global Equity Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
Columbia Global Equity Value Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	164,706

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	859,587
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(399,144)	(399,144)
Foreign exchange risk	2,339,484	—	2,339,484
Total	2,339,484	(399,144)	1,940,340

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(958,222)
28	Columbia Global Equity Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2017:
Derivative instrument	Average market value ($)*
Options contracts — purchased	12,793

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	632,255	(731,614)

*	Based on the ending daily outstanding amounts for the year ended February 28, 2017.
**	Based on the ending quarterly outstanding amounts for the year ended February 28, 2017.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2017:
BNP Paribas ($)
Assets
Forward foreign currency exchange contracts	164,706
Liabilities
Forward foreign currency exchange contracts	859,587
Total financial and derivative net assets	(694,881)
Total collateral received (pledged) (a)	-
Net amount (b)	(694,881)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Equity Value Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2017 was 0.70% of the Fund’s average daily net assets.
30	Columbia Global Equity Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
Columbia Global Equity Value Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
February 28, 2017
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Class B	0.18
Class C	0.18
Class K	0.052
Class R	0.18
Class R4	0.18
Class R5	0.054
Class W	0.18
Class Y	0.007
Class Z	0.18
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $9,510.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,503,000 and $40,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class A	135,693
Class B	244
Class C	614
32	Columbia Global Equity Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through June 30, 2017
Class A	1.190%
Class B	1.940
Class C	1.940
Class I	0.800
Class K	1.100
Class R	1.440
Class R4	0.940
Class R5	0.850
Class W	1.190
Class Y	0.800
Class Z	0.940
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, capital loss carryforwards, trustees’ deferred compensation, investments in partnerships and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,158,585	21,967,281	(24,125,866)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Global Equity Value Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
February 28, 2017
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
19,059,043	—	19,059,043	20,717,257	21,250,633	41,967,890
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,253,953	—	(43,188,020)	118,841,859
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
684,249,696	130,205,599	(11,363,740)	118,841,859
The following capital loss carryforwards, determined at February 28, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	40,136,792	3,051,228	43,188,020	—	24,125,864	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $287,742,091 and $415,962,250, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Regulatory settlements
During the year ended February 29, 2016, the Fund recorded a receivable of $537,100 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.
34	Columbia Global Equity Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2017.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At February 28, 2017, affiliated shareholders of record owned 43.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Columbia Global Equity Value Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
February 28, 2017
liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia Global Equity Value Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Global Equity Value Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Equity Value Fund (the "Fund," a series of Columbia Funds Series Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
Columbia Global Equity Value Fund | Annual Report 2017	37

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction
100.00%	63.26%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
38	Columbia Global Equity Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
Columbia Global Equity Value Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
40	Columbia Global Equity Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Columbia Global Equity Value Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
42	Columbia Global Equity Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Columbia Global Equity Value Fund | Annual Report 2017	43

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
44	Columbia Global Equity Value Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Global Equity Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN145_02_G01_(04/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$27,200	$21,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended February 28, 2017 and February 28, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$3,800	$5,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 28, 2017 and February 28, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$225,000	$110,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$229,200	$116,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	April 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	April 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 21, 2017